EXHIBIT 99.7

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This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
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Collateral Analysis



                                                              Wtd Avg             Wtd Avg                     Wtd Avg        Wtd Avg
         FICO Low         FICO High             LTV       Current Balance          GWAC          % MI           FICO           DTI
         --------         ---------            -----      ----------------         ----          ----           ----           ---
              500               524            > 65%        142,499.54             8.070         0.00           513           41.11
              525               549            > 65%        157,729.19             7.703         0.00           537           41.18
              550               574            > 65%        162,185.29             7.336         0.00           561           40.11
              575               599            > 70%        159,590.55             7.185         0.00           588           40.48
              600               624            > 70%        170,409.99             6.856         0.00           612           40.02
              625               649            > 70%        173,899.58             6.849         0.00           637           41.50
              650               674            > 80%        159,110.42             7.206         0.00           662           39.99
              675               699            > 80%        140,372.40             7.275         0.00           686           41.12
              700               724            > 80%        158,886.60             6.979         0.00           711           40.19
              725               749            > 85%        167,190.87             6.939         0.00           737           42.00
              750               774            > 85%        133,076.20             6.880         0.00           761           37.85
              775               799            > 85%        115,812.94             7.546         0.00           788           42.70
              800     max                      > 85%        109,612.73             7.571         0.00           803           40.70



         FICO Low     % SFR        % PUD          % Owner Occ         % Full Doc         % Ltd Doc        % Stated Doc    % Int Only
         --------     -----        -----          -----------         ----------         ---------        ------------    ----------
              500     81.79        12.06             98.53               67.55             4.86               27.59           0.00
              525     82.38         9.24             99.19               69.74             2.56               27.70           0.00
              550     81.19        11.07             98.39               68.34             5.26               26.40           0.00
              575     73.64        13.62             95.99               57.80             8.82               33.38          13.32
              600     73.37        16.01             95.40               56.78             7.95               35.27          10.93
              625     73.47        13.65             93.95               43.90             5.33               50.77           8.96
              650     68.24         9.67             88.14               44.10             5.50               50.40           5.66
              675     70.55         7.65             86.39               37.15             4.44               58.41          10.82
              700     65.17         6.45             85.89               44.69             1.34               53.97          12.14
              725     73.43        14.83             86.61               41.71             2.18               56.11          26.50
              750     64.80         4.25             82.37               46.67             0.00               53.33          29.32
              775     71.08        15.30            100.00               39.78             0.00               60.22          12.80
              800    100.00         0.00             77.43               63.65            22.57               13.78           0.00



                                                              Wtd Avg             Wtd Avg                     Wtd Avg        Wtd Avg
          LTV Low          LTV High             DTI       Current Balance          GWAC          % MI           FICO           DTI
          -------          --------             ---       ---------------          ----          ----           ----           ---
              60%               64%            > 50%        148,439.17             6.961         0.00           577           53.67
              65%               69%            > 50%        180,399.74             7.114         0.00           583           52.32
              70%               74%            > 50%        218,038.64             6.895         0.00           595           53.24
              75%               79%            > 50%        166,736.14             7.178         0.00           584           53.08
              80%               84%            > 50%        186,346.37             6.770         0.00           565           52.64
              85%               89%            > 50%        181,730.98             6.744         0.00           601           52.01
              90%               94%            > 50%        265,253.42             6.481         0.00           607           52.35
              95%               99%            > 50%        182,755.87             7.457         0.00           629           50.83
             100%     max                      > 50%        100,164.76             7.345         0.00           722           53.61



          LTV Low     % SFR        % PUD          % Owner Occ         % Full Doc         % Ltd Doc        % Stated Doc    % Int Only
          -------     -----        -----          -----------         ----------         ---------        ------------    ----------
              60%     38.80         8.19             82.61               86.09             0.00              13.91          0.00
              65%     83.83         0.00             91.15               68.21             0.00              31.79          4.52
              70%     79.16         4.82             93.53               69.11             8.51              22.38          0.00
              75%     73.37         5.99             82.78               73.28             3.15              23.57          0.00
              80%     80.07        10.97             97.91               73.63            14.06              12.31          1.52
              85%     71.42        11.96             98.30               90.30             1.30               8.40          0.00
              90%     80.18        19.82            100.00               78.48             8.61              12.90          0.00
              95%     87.21        12.79            100.00              100.00             0.00               0.00          0.00
             100%     86.07        13.93            100.00               86.07            13.93               0.00          0.00



                                                              Wtd Avg             Wtd Avg                     Wtd Avg        Wtd Avg
          DTI Low          DTI High            FICO       Current Balance          GWAC          % MI           FICO           DTI
          -------          --------            ----       ---------------          ----          ----           ----           ---
              20%               24%            < 525        102,043.39             8.018         0.00           514           22.65
              25%               29%            < 550        124,385.21             8.038         0.00           525           28.02
              30%               34%            < 575        131,061.48             7.703         0.00           540           32.69
              35%               39%            < 600        150,850.40             7.521         0.00           553           37.58
              40%               44%            < 625        170,029.84             7.387         0.00           571           42.65
              45%               49%            < 650        174,557.10             7.168         0.00           584           47.96
              50%               54%            < 675        186,678.46             6.998         0.00           584           52.49
              55%     max                      < 700        247,142.45             6.492         0.00           563           56.32



          DTI Low     % SFR        % PUD          % Owner Occ         % Full Doc         % Ltd Doc        % Stated Doc    % Int Only
          -------     -----        -----          -----------         ----------         ---------        ------------    ----------
              20%     95.40         4.60            100.00               88.21             0.00               11.79          0.00
              25%     83.83         7.35             99.14               62.19             6.13               31.68          0.00
              30%     84.53        11.20             98.61               72.63             3.97               23.40          0.00
              35%     81.96         9.83             97.19               64.54             3.33               32.13          2.68
              40%     76.33        11.47             96.45               55.74             3.54               40.72          7.08
              45%     75.15        13.38             96.91               60.31             5.24               34.45          8.21
              50%     76.34         7.42             93.99               71.31             4.95               23.74          3.77
              55%     90.82         0.00             84.69               72.15            27.85                0.00          0.00